OPTIMUM FUND TRUST

Optimum Small-Mid Cap Value Fund (the Fund)

Supplement to the Fund’s Statement of Additional Information
dated July 29, 2020

The Board of Trustees (Board) of the Fund has approved the appointment of Cardinal Capital Management, L.L.C. (Cardinal) as a sub-advisor to the Optimum Small-Mid Cap Value Fund. It is currently anticipated that Cardinal will replace Westwood Management Corp. (Westwood) as a sub-advisor to this Fund in mid-October 2020.

On or about Oct. 14, 2020, in connection with the appointment of Cardinal as a sub-advisor to the Fund, the following will replace the first paragraph in the section of the Fund’s Statement of Additional Information (SAI) entitled "Investment Manager and Other Service Providers – Sub-Advisor”:

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate T. Rowe Price Associates, Inc. (“T. Rowe Price”), Massachusetts Financial Services Company (“MFS”), Columbus Circle Investors (“CCI”), Peregrine Capital Management, LLC (“Peregrine”), EARNEST Partners, LLC (“EARNEST”), ClearBridge Investments, LLC (“ClearBridge”), LSV Asset Management (“LSV”), Cardinal Capital Management, L.L.C. (Cardinal), Acadian Asset Management LLC (“Acadian”), Pacific Investment Management Company LLC (“PIMCO”), and Rothschild & Co (referred to individually as a “Sub-advisor” and collectively as the “Sub-advisors”) to:

(i) make investment decisions on behalf of their respective Funds;
(ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-advisors; and
(iii) perform certain limited related administrative functions in connection therewith.

In addition, on or about Oct. 14, 2020, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – A. Other Accounts Managed – Optimum Small-Mid Cap Value Fund – Westwood”:

Optimum Small-Mid Cap Value Fund
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance- Based-Fees	Total Assets in Accounts with Performance- Based Fees
Cardinal*
Eugene Fox, III
Registered Investment Companies	6	$892.3 million	1	$270.1 million
Other Pooled Investment Vehicles	5	$234.1 million	0	$0
Other Accounts	51	$2.06 billion	0	$0

Robert B. Kirkpatrick, CFA
Registered Investment Companies	6	$892.3 million	1	$270.1 million
Other Pooled Investment Vehicles	5	$234.1 million	0	$0
Other Accounts	51	$2.06 billion	0	$0
Rachel D. Matthews
Registered Investment Companies	6	$892.3 million	1	$270.1 million
Other Pooled Investment Vehicles	5	$234.1 million	0	$0
Other Accounts	51	$2.06 billion	0	$0
Robert H. Fields
Registered Investment Companies	6	$892.3 million	1	$270.1 million
Other Pooled Investment Vehicles	5	$234.1 million	0	$0
Other Accounts	51	$2.06 billion	0	$0
*The information for Cardinal’s portfolio managers is as of August 31, 2020.

In addition, on or about Oct. 14, 2020, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – B. Description of Material Conflicts of Interest – Optimum Small-Mid Cap Value Fund – Westwood”:

Cardinal Capital Management, L.L.C.

The Adviser has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities. The Adviser and its investment personnel manage both client accounts that are charged performance-based compensation and accounts that are charged an asset-based fee, which is a non-performance-based fee. In addition, certain client accounts may have higher asset-based fees than other accounts. When the Adviser and its investment personnel manage more than one client account a potential exists for one client account to be favored over another client account. The Adviser and its investment personnel may have a greater incentive to favor client accounts that pay the Adviser (and indirectly the portfolio manager) performance-based compensation or higher fees. The Adviser reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, the Adviser’s procedures relating to the allocation of investment opportunities require that similarly managed accounts participate in investment opportunities pro rata based on asset size and require that, to the extent orders are aggregated, the client orders are price-averaged. Finally, the Adviser’s procedures also require the objective allocation for limited opportunities (such as initial public offerings) to ensure fair and equitable allocation among accounts. These areas are monitored by the Adviser’s chief compliance officer.

In addition, on or about Oct. 14, 2020, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – C. Compensation Structure – Optimum Small-Mid Cap Value Fund – Westwood”:

Cardinal Capital Management, L.L.C.

Cardinal portfolio managers receive a fixed base salary and, as owners, receive distributions based on the firm’s profitability. Analysts receive a competitive base salary and an annual discretionary bonus tied to the overall success of the firm and their contributions to the team. In addition, analysts are eligible for profit‐sharing starting on their fifth anniversary with the firm. Each senior research analyst also has an economic interest in Cardinal’s net profits.

In addition, on or about Oct. 14, 2020, the following will replace the information in the section of the Fund’s SAI entitled, "Appendix B – Proxy Voting Policies and Procedures – WESTWOOD”:

Cardinal Capital Management, L.L.C.

I. Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Cardinal
Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients in accordance with these policies and procedures and in compliance with Rule 206(4)-6.

II. Proxy Voting Procedures
(a) All proxies received by Cardinal Capital will be sent to the CCO or his or her delegatee. The CCO or Compliance delegatee will:
(1) Keep a record of each proxy received;
(2) Forward the proxy to the appropriate investment team member with primary responsibility for company.
(3) Determine which accounts managed by Cardinal Capital hold the security to which the proxy relates;
(4) Provide the investment team member with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Cardinal Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.
(5) Absent material conflicts (see Section IV), the investment team member will determine how Cardinal Capital should vote the proxy. The investment team member will send its decision on how Cardinal Capital will vote a proxy to the CCO or delegatee. The CCO or delegatee is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.
(6) Cardinal Capital may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the CCO shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines
Cardinal Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Cardinal Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, Cardinal Capital will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, Cardinal Capital shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1) Whether the proposal was recommended by management and Cardinal Capital’s opinion of management;
(2) Whether the proposal acts to entrench existing management; and
(3) Whether the proposal fairly compensates management for past and future performance.

Cardinal may receive occasional item specific voting guidelines from a client, which may result in different voting results for proxies for the same issuer.

IV. Conflicts of Interest
(1) The CCO or their delegatee will identify any conflicts that exist between the interests of Cardinal Capital and its clients. This examination will include a review of the relationship of Cardinal Capital and its affiliates with the issuer of each security [and any of the issuer’s affiliates] to determine if the issuer is a client of Cardinal Capital or an affiliate of Cardinal Capital or has some other relationship with Cardinal Capital or a client of Cardinal Capital.
(2) If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Cardinal Capital will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Cardinal Capital determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Cardinal Capital will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

V. Disclosure
(a) Cardinal Capital will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at compliance@cardcap.com in order to obtain information on how Cardinal Capital voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Cardinal Capital voted the client’s proxy.
(b) A concise summary of these Proxy Voting Policies and Procedures will be included in Cardinal Capital’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer or their delegatee will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Cardinal Capital’s Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. Recordkeeping
The Compliance Officer or their delegatee will maintain files relating to Cardinal Capital’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Cardinal Capital. Records of the following will be included in the files:
(a) Copies of these proxy voting policies and procedures, and any amendments thereto.
(b) A copy of each proxy statement that Cardinal Capital receives, provided however that Cardinal Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.
(c) A record of each vote that Cardinal Capital casts.
(d) A copy of any document Cardinal Capital created that was material to making a decision how to vote proxies, or that memorializes that decision.

(e) A copy of each written client request for information on how Cardinal Capital voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Cardinal Capital voted its proxies.

Please keep this supplement for future reference.

This Supplement is dated October 5, 2020.